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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Metawave Communications Corporation's previously filed Registration Statement Nos. 333-35926, 333-48978 and 333-63062.


                                   /s/ Arthur Andersen LLP

Seattle, Washington
April 15, 2002